As filed with the Securities and Exchange Commission

on December 8, 2006

Registration Statement Nos. 2-89725 and 811-3981

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   ☐

PRE-EFFECTIVE AMENDMENT No.   ☐

POST-EFFECTIVE AMENDMENT No. 43 ☒

and/or

REGISTRATION STATEMENT UNDER THE

  INVESTMENT COMPANY ACT OF 1940

  AMENDMENT No. 44 ☒

  (Check appropriate box or boxes)

PRUDENTIAL WORLD FUND, INC.

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (973) 802-5032

Claudia DiGiacomo, Esq.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective

(check appropriate box):

  ☒  immediately upon filing pursuant to paragraph (b)

  ☐  on (date) pursuant to paragraph (b)

  ☐ 60 days after filing pursuant to paragraph (a)(1)

  ☐  on (date) pursuant to paragraph (a)(1)

  ☐  75 days after filing pursuant to paragraph (a)(2)

  ☐  on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

  ☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

This Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 2-89725) (the “Registration Statement”) consists of the following: (1) the facing sheet of the Registration Statement, (2) Amendment, dated December 8, 2006, to the Registrant’s current Prospectus and Statement of Additional Information, dated December 30, 2005, and (3) Part C of the Registration Statement (including signature page and exhibits). Parts A and B to the Registration Statement, each dated December 30, 2005, were previously filed on December 30, 2005, in connection with Post-Effective Amendment No. 41 to the Registration Statement is hereby incorporated by reference.

This Post-Effective Amendment No. 43 to the Registration Statement is being filed to: (1) add disclosure to the Registrant’s Prospectus and Statement of Additional Information relating to the Registrant’s newly created Class F, Class L, Class M and New Class X shares; and (2) file certain exhibits to the Registration Statement relating to such shares classes.

DRYDEN INTERNATIONAL EQUITY FUND,

A SERIES OF

PRUDENTIAL WORLD FUND, INC.

AMENDMENT DATED DECEMBER 8, 2006

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED DECEMBER 30, 2005

SUMMARY

Pending shareholder approval, Dryden International Equity Fund (the Fund) will acquire Jennison Global Growth Fund, Strategic Partners International Growth Fund and Strategic Partners International Value Fund. Only if shareholders of the Jennison Global Growth Fund approve the proposed merger, then on or about December 15, 2006 the Fund will begin offering Class F shares. Only if shareholders of Strategic Partners International Growth Fund approve the merger, then on or about March 2007 the Fund will begin offering Class L, Class M and New Class X shares.

This Amendment is intended for use only in connection with the offering of the Class F, Class L, Class M and New Class X shares of the Fund, which are offered for sale exclusively to a limited group of investors.

The Prospectus and Statement of Additional Information for the Class F, Class L, Class M and New Class X shares consists of this Amendment and the Fund’s Prospectus and Statement of Additional Information each dated December 30, 2005, (each of which is hereby incorporated by reference). This Amendment describes the features of the Fund’s Class F, Class L, Class M and New Class X shares. For additional information about the Fund, you should refer to the Prospectus and Statement of Additional Information dated December 30, 2005, except where specific information is provided in this Amendment, in which case the disclosure provided in this Amendment is controlling.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital. This means we look for investments that we think will increase in value over a period of years. We seek to achieve our objective through investment in equity-related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

?  its securities are traded principally on stock exchanges in one or more foreign countries;

?  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

?  it maintains 50% or more of its assets in one or more foreign countries;

?  it is organized under the laws of a foreign country; or

?  its principal executive office is located in a foreign country.

While we make every effort to achieve our objective, we can't guarantee success.

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Under normal conditions, we intend to invest at least 80% of our investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies. The Fund will provide 60 days' prior written notice to shareholders of a change in this non-fundamental policy. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Fund invests is common stock and preferred stock. In addition to common stock and preferred stock, the Fund may invest in other equity-related securities that include, but are not limited to, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible into or exchangeable for common or preferred stock and master limited partnerships. The Fund may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. Certain ADR programs are established without the participation of the foreign issuer and, as a result, there may be less information available about the foreign issuer. We consider ADRs to be equity-related securities.

The Fund' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors (the Board) can change investment policies that are not fundamental.

We're Core Equity Investors

We manage a portfolio that includes both growth and value stocks and seeks to outperform the general international equity market. Under our core equity style of investing, selection of securities for the Fund’s portfolio will utilize a combination of active stock selection and risk management based on a number of different factors and criteria, including growth potential, valuation, liquidity and investment risk.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. In addition to the risks described herein, there is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance

Common Stocks and Other Equity-Related Securities Risks. Since the Fund invests primarily in common stock and preferred stock, there is the risk that the value of a particular security could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets of the countries in which we invest could go down.

Foreign Securities Risk. The risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance.

Emerging Market Securities Risk. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.

Geographic Concentration Risk. Because the Fund may invest a large portion of its assets in a single country or region of the world, the Fund’s investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.

Investment Grade Bonds. The primary risks associated with such investments are that the borrower can't pay back the money borrowed or make interest payments, general market risk (i.e., bonds or other debt instruments may lose value in the market because interest rates change or there is a lack of confidence in the borrower) and the risk that the value of most bonds will fall when interest rates rise.

Derivatives Risk. Certain derivatives that are used to manage cash flows or to hedge a portfolio security are generally determined independently from that security and could result in a loss to the Series when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security. Derivatives may not have the intended effects and may result in losses or missed opportunities Derivatives may not have the intended effects and may result in losses or missed opportunities and counterparties could default.

Illiquid Securities Risks. Illiquid securities may be difficult to value precisely and may be difficult to sell at the time or place desired.

Money Market Instruments Risks. In addition to market risk and credit risk, money market securities may limit potential for capital appreciation and achieving our investment objective.

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There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

No information is provided for the Class F, Class L, Class M and New Class X shares of the Fund because such share class is new and no performance information is available for a new share class.

 Annual Total Returns* (Class B Shares)

*  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. In reviewing these returns, investors should note that prior to December 8, 2003, the Fund was subadvised by Jennison Associates LLC utilizing a growth style of investing. The total return of the Fund's Class B shares from January 1, 2006 to September 30, 2006 was 14.24%.

BEST QUARTER: 20.78% (2nd quarter of 2003) WORST QUARTER: -24.41% (3rd quarter of 2001)

Average Annual Returns1 (as of 12/31/05)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (3-1-00)
Return Before Taxes
Class A shares	6.94%	-0.85%	-6.18%
Class C shares	11.28%	-0.48%	-6.00%
Class Z shares	13.44%	0.50%	-5.07%
Class B Shares
Return Before Taxes	7.28%	-0.68%	-6.16%
Return After Taxes on Distributions[2]	7.28%	-0.69%	-6.17%
Return After Taxes on Distributions and Sales of Series Shares[2,5]	4.73%	-0.58%	-5.10%
Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index[3]	13.54%	4.55%	[3]
Lipper Average[4]	15.27%	2.46%	[4]

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Notes to Annual Total Return Chart and Table

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower. In reviewing these returns, investors should note that prior to December 8, 2003, the Fund was subadvised by Jennison Associates LLC utilizing a growth style of investing.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. MSCI EAFE® Index return since the inception of each class is 1.89%. Source: Lipper, Inc.

4  The Lipper Average is based on the average return of all mutual funds in the Lipper International Multi-Cap Growth Funds category and does not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. Lipper return since the inception of each class is -2.88%. Source: Lipper, Inc.

5  The "Return After Taxes on Distributions and Sale of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

FEES AND EXPENSES

The following tables show the fees and expenses that you may pay if you buy and hold Class F, Class L, Class M and New Class X shares of the Fund. For performance information of the other classes of shares of the Fund, please see the “Evaluating Performance” section of the December 30, 2005 Prospectus for the Fund.

Shareholder Fees (paid directly from your investment)	Class F	Class L	Class M	New Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	5.00%	None	6.00%	6.00%
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None
Small balance account fee	$15	$15	$15	$15

Annual Fund Operating Expenses (deducted from Portfolio assets)	Class F	Class L	Class M	New Class X
Management Fees	.85%	.85%	.85%	.85%
+Distribution and service (12b-1) fees	.75%	.50%	1.00%	1.00%
+Other expenses	.33%	.33%	.33%	.33%
=Total Annual Fund Operating Expenses	1.93%	1.68%	2.18%	2.18%

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EXAMPLES

This example is intended to help you compare the fees and expenses of the Fund’s Class F, Class L, Class M and New Class X shares and the cost of investing in such shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund’s Class F, Class L, Class M and New Class X shares for the time periods indicated and then sell all of your Class F, Class L, Class M and New Class X shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class F	$696	$906	$1,142	$2,254
Class L	$736	$1,074	$1,435	$2,448
Class M	$821	$1,082	$1,369	$2,450
New Class X	$821	$1,082	$1,469	$2,513

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class F	$196	$606	$1,042	$2,254
Class L	$736	$1,074	$1,435	$2,448
Class M	$221	$682	$1,169	$2,450
New Class X	$221	$682	$1,169	$2,513

Notes to Fee and Expenses Tables

•Your broker may charge you a separate or additional fee for purchases and sales of	shares.

•The CDSC for Class F shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class F shares automatically convert to Class A shares approximately seven years after purchase.

•Investors who purchase $1 million or more of Class L shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. New Class X shares convert to Class A shares approximately 10 years after purchase. No CDSC is charged after these periods.

•The Fund's management fee schedule includes fee breakpoints that reduce the Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Fund's contractual management fee is .85 of 1% of the average daily net assets of the Fund up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the average daily net assets over $1.5 billion.

•If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small account fee will not be charged on: (i) accounts during the first six months from the inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan accounts or employee savings plan accounts.

HOW THE FUND IS MANAGED

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. American Skandia Marketing, Inc. (ASMI) and PIMS (together, the Distributors)

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distribute the Funds Class M and New Class S shares. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund’s shares. Under the Plans and the Distribution Agreement, PIMS and ASMI, as applicable, pay the expenses of distributing the Fund’s Class A, B, C, F, L, M, New X and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS and ASMI, as applicable, as compensation for its services for each class of shares other than Class Z. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. Class A, Class B, Class C, Class F, Class L, Class M and New Class X shares are subject to an annual 12b-1 fee of .30%, 1.00%, 1.00%, .75%, .50%, 1.00% and 1.00% (excluding any applicable fee waivers), respectively. Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

Class F, Class L, Class M and New Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden Funds except that Class F shares may exchange into Class B shares of certain other Strategic Partners and JennisonDryden Funds.

Share Class Comparison. Use this chart to help you compare the Fund's Class F, Class L, Class M and New Class X share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class F2	Class L2	Class M2		New Class X2
Minimum purchase amount[1]	$1,000	$1,000 [6]	$1,000 [6]		$1,000 [6]
Minimum amount for subsequent purchases[1]	$100	$100	$100		$100
Maximum initial sales charge	None	5.75% of the public offering price	None		None
Contingent Deferred Sales Charge (CDSC)[3]	If sold during: Year 1 5% Year 2 4% Year 3 3% Year 4 2% Year 5/6 1% Year 7 0%	1%[4]	If sold during: Year 1 Year 2 Year 3 Year 4 Year 5/6 Year 7 Year 8	6% 5% 4% 3% 2% 1% 0%	If sold during: Year 1 Year 2 Year 3/4 Year 5 Year 6/7 Year 8 Year 9	6% 5% 4% 3% 2% 1% 0%
Annual distribution and service (12b-1) fees shown as a percentage of average net assets[5]	.75 of 1%	.50 of 1%	1%		1%

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1  The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts.  The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan ("AIP") is $50.  The minimum initial investment for retirement accounts and custodial accounts for minors is $1000 and subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

2  Class F, Class L, Class M and New Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.

3  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares — Contingent Deferred Sales Charge (CDSC)."

4  Investors who purchase $1 million or more of Class L shares of other JennisonDryden or Strategic Partners funds and subsequently exchange them for Class L shares of the Fund, and sell these shares within 12 months of purchase are subject to a 1% CDSC.

5  These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for the Class F, Class L, Class M and New Class X and Class R shares is .25 of 1%. The distribution fee for Class F is up to .75% of 1% (including the .25 of 1% service fee), the Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M and New Class X shares, is up to 1% (including the .25 of 1% service fee).

6 If the value of your Class F, Class L, Class M and New Class X account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account.  Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year.  Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived.  The $15 small balance account fee will not be charged on:  (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts.

Class F, Class M and New Class X Shares Automatically Convert to Class A Shares

If you buy Class F shares and hold them for approximately seven years, or if you buy Class M shares of the Fund and hold them for approximately eight years, or if you acquire New Class X shares (i.e. Class X shares purchased on or after August 19, 1998) and hold them for ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class F, Class M or New Class X shares, respectively, that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class F, Class M or New Class X shares, converting to Class A shares lowers your Fund expenses.

Class F, Class M and New Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class F, Class M and New Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of

Class F, Class M and New Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class F, Class M or New Class X shares if the price of the Class A shares is higher than the price of the Class F, Class M or New Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New

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York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 7 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

•	You are selling more than $100,000 of shares;
•	You want the redemption proceeds made payable to someone that is not in our records;
•	You want the redemption proceeds sent to some place that is not in our records; or
•	You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union.

Contingent Deferred Sales Charge (CDSC)

If you sell Class F shares within six years of purchase, Class M shares within seven years or New Class X within nine years, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•	Amounts representing shares you purchased with reinvested dividends and distributions;
•

Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class L shares (in certain cases), 6 years for Class F shares, seven years for Class M and eight years for New Class X; and

•

Amounts representing the cost of shares held beyond the CDSC period 12 months for Class L shares (in certain cases), six years for Class F shares, seven years for Class M shares and eight years for New Class X shares.

If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Class F	5%	4%	3%	2%	1%	1%	N/A	N/A	N/A
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
New Class X	6%	5%	4%	4%	3%	2%	2%	1%	N/A

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Notes to CDSC Table:

° No CSDC is payable for any share class for the ninth year after purchase and any following year.

° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC within 12 months of purchase if you purchase $1 million or more of Class L shares through certain broker-dealers that are not affiliated with Prudential (the CSDC is waived for purchases by certain retirement or benefit plans).

Contingent Deferred Sales Charge (CDSC)

•

If you sell Class F shares within six years of purchase, Class M shares within seven years of purchase or New Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•	Amounts representing shares you purchased with reinvested dividends and distributions,
•

Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class L shares (in certain cases), six years for Class F shares, seven years for Class M shares and eight years for New Class X shares, and

•

Amounts representing the cost of shares held beyond the CDSC period (12 months for Class L (in certain cases)), six years for Class F shares, seven years for Class M shares and eight years for New Class X shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class F shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year.  The CDSC for New Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year.  For Class F shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For Class L, Class M and New Class X shares the CDSC is calculated based on the shares NAV at the time of purchase.  For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class F, Class M and New Class X Shares

The CDSC will be waived if the Class F, Class M and New Class X shares are sold:

•

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After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

•	To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
•	On certain sales effected through a Systematic Withdrawal Plan.
•

Waiver of the CDSC — Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts

Beginning on or about November 10, 2006, if the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan ("AIP") accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase.

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds-if you satisfy the minimum investment requirements, except the Class F shareholders may exchange their shares of a Fund for Class B shares in certain other JennisonDryden or Strategic Partners mutual funds. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you cannot exchange Class A shares for Class B, Class F, Class C, Class L, Class M, Class R, New Class X or Class Z shares.

After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any shares that were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

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Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class F, Class L, Class M or New Class X shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions

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described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)  (1) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

(2) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(3) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(4) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(5) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(6) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(7) Articles Supplementary as filed May 29, 2001. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2002.

(8) Articles of Amendment as filed June 11, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(9) Articles Supplementary as filed July 29, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(10) Articles of Amendment dated December 8, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(11) Form of articles supplementary creating the Class F, Class L, Class M, Class X, and New Class X shares. Incorporated by reference to Exhibit (1)(K) to the Registration Statement on Form N-14 (file No. 333-135637) filed via EDGAR on September 22, 2006 (the N-14 Registration Statement).

(b) By-Laws of the Registrant, Amended and Restated as of November 16, 2004. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(c)  (1) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(2) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(3) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(4) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(5) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(d)  (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to the Global Growth Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(a) Amended Schedule A to Management Agreement. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 24, 2005.

(2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC dated March 28, 2001 with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(3) Amended and Restated Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the International Value Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(4) Amended and Restated Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(5) Subadvisory Agreement between Prudential Investment Management, Inc. and Prudential Investments LLC with respect to the Dryden International Equity Series of the Registrant dated December 3, 2003.   Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(6) Amendment to Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. with respect to the Dryden International Equity Series of the Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(7) Subadvisory Agreement between Prudential Investments LLC and LSV Asset Management with respect to the International Value Series of the Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 24, 2005.

(8) Subadvisory Agreement between Prudential Investments LLC and Thornburg Investment Management, Inc. with respect to the International Value Series of the Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 24, 2005.

(e)  (1) Form of Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (7)(A) to the N-14 Registration Statement.

(2) Form of Amended and Restated Distribution Agreement between Registrant and American Skandia Marketing, Inc. for Class M and New Class X shares.*

(3) Form of Dealer Agreement. Incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(f) Not applicable.

(g)  (1) Custodian Agreement between the Registrant and The Bank of New York (BNY). Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(3) Form of Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company (PFPC). Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(h)  (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(2) Amendment dated August 24, 1999 to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC. Incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 22, 2000.

(3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(i) (1) Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(2) Opinion and consent of DLA Piper US LLP as to the legality of the securities being registered. *

(j) Consent of independent registered public accounting firm. Incorporated by reference to Exhibit (j) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(k) Not applicable.

(l) Purchase Agreement dated November 18, 1999. Incorporated by reference to Exhibit (l) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(m)  (1) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m (ix) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(2) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to Exhibit 10(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 811-3981) filed via EDGAR on September 5, 2003.

(3) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m (xi) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(4) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m (xii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(5) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m (xiii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(6) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m (xiv) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(7) Distribution and Service Plan for Class A shares of the Dryden International Equity Fund (formerly, Prudential Jennison International Growth Fund) series of the Registrant. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(8) Distribution and Service Plan for Class B shares of the Dryden International Equity Fund, a series of the Registrant. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(9) Distribution and Service Plan for Class C shares of the Dryden International Equity Fund, a series of the Registrant. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(10) Distribution and Service Plan for Class F shares of the Dryden International Equity Fund, a series of the Registrant. Incorporated by reference to Exhibit (10)(F) to the N-14 Registration Statement.

(11) Distribution and Service Plan for Class L shares of the Dryden International Equity Fund, a series of the Registrant.. Incorporated by reference to Exhibit (10)(G) to the N-14 Registration Statement.

(12) Distribution and Service Plan for Class M shares of the Dryden International Equity Fund, a series of the Registrant.*

(13) Distribution and Service Plan for New Class X shares of the Dryden International Equity Fund, a series of the Registrant.*

(14) Form of Amended and Restated 12b-1 Fee Waiver for Class A shares for all Funds. Incorporated by reference to Exhibit (10)(L) to the N-14 Registration Statement.

(n) Form of Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Exhibit (10)(K) to the N-14 Registration Statement.

(o) Not Applicable.

(p)  (1) Code of Ethics of the Registrant dated April 6, 2005. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(2) Amended Personal Securities Trading Policy of Manager, Distributor, PIM and QMA dated January 9, 2006, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 33-15166) filed via EDGAR on July 31, 2006.

(3) Code of Ethics of Jennison Associates LLC dated October 5, 2005. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(4) Code of Ethics of Quantitative Management Associates LLC dated February 24, 2004. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(5) Code of Ethics of LSV Asset Management. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(6) Code of Ethics of Thornburg Investment Management, Inc. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(q) Powers of Attorney dated September 7, 2005. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

* Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

None.

Item 25. Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreements for the Registrant's Global Growth Fund series and International Value Fund series and Section 8 of the Management Agreement for the Registrant's Dryden International Equity Fund series (Exhibits (d)(1), (3) and (5) to the Registration Statement, respectively) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2), (4) and (7) and (8) to the Registration Statement, respectively) limit the liability of Prudential Investments LLC (PI) and LSV Asset Management, Thornburg Investment Management, Inc., Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. (PIM), Quantitative Management Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26. Business and Other Connections of Investment Adviser

(a)  Prudential Investments LLC (PI)

See "How the Series is Managed-Manager" in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services-Manager and Investment Adviser" in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of its Form ADV as currently on file with the Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

(b)  Jennison Associates LLC (Jennison)

See "How the Series is Managed-Manager" in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of Jennison's directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-5608), the relevant text of which is hereby incorporated by reference.

(c)  Quantitative Management Associates LLC (QMA)

See "How the Series is Managed-Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of QMA's directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-62692), the relevant text of which is hereby incorporated by reference.

(d)  LSV Asset Management (LSV)

See "How the Series is Managed-Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of LSV's directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-47689), the relevant text of which is hereby incorporated by reference.

(e)  Thornburg Investment Management, Inc. (Thornburg)

See "How the Series is Managed-Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of Thornburg's directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No.801-17853), the relevant text of which is hereby incorporated by reference.

Item 27. Principal Underwriters

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account,

The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BNY), One Wall Street, New York, NY 10286, PFPC Trust Company (PFPC), 400 Bellvue Parkway, Wilmington, DE 19809, Quantitative Management Associates LLC, Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017, LSV Asset Management, One North Wacker Drive, Suite 4000, Chicago, Illinois 60606, Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501, the Registrant, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at Gateway Center Three, Newark, NJ 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY, PFPC and PMFS.

Item 29. Management Services

Other than as set forth under the captions "How the Series is Managed-Manager" and "How the Series is Managed-Distributor" in the Prospectuses and the captions "Investment Advisory and Other Services-Manager and Investment Adviser" and "Investment Advisory and Other Services-Principal Underwriter, Distributor and Rule 12b-1 Plans" in the SAI, constituting Parts A and B, respectively, of this Registration Statement, registrant is not a party to any management-related service contract.

Item 30. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 8th day of December 2006.

 PRUDENTIAL WORLD FUND, INC.

* JUDY A. RICE

  President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*LINDA W. BYNOE	Director
* DAVID E. A. CARSON	Director
* ROBERT F. GUNIA	Director and Vice President
* ROBERT E. LA BLANC	Director
* DOUGLAS H. MCCORKINDALE	Director
* RICHARD A. REDEKER	Director
* JUDY A. RICE	Director and President (Principal Executive Officer)
* ROBIN B. SMITH	Director
* STEPHEN G. STONEBURN	Director
* CLAY T. WHITEHEAD	Director
* GRACE C. TORRES	Treasurer and Principal Financial and Accounting Officer
By: /s/ Claudia DiGiacomo Claudia DiGiacomo	Attorney-in-Fact	December 8, 2006

EXHIBIT INDEX

Exhibit No.	Description

(e)(2)	Form of Amended and Restated Distribution Agreement between Registrant and American Skandia Marketing, Inc. for Class M and New Class X shares.
(i)(2)	Opinion and consent of DLA Piper US LLP as to the legality of the securities being registered.
(m)(12)	Distribution and Service Plan for Class M shares of the Dryden International Equity Fund, a series of the Registrant.
(m)(13)	Distribution and Service Plan for New Class X shares of the Dryden International Equity Fund, a series of the Registrant.

Dryden International Equity Fund, a series of

PRUDENTIAL WORLD FUND, INC.

Form of Distribution Agreement

Amendment dated December 15, 2006, between Dryden International Equity Fund, a series of the Prudential World Fund, Inc. (the Fund), and American Skandia Marketing, Incorporated (the Distributor).

WITNESSETH

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a diversified, open-end, management investment company and it is in the best interests of the Fund to offer its shares for sale continuously;

WHEREAS, the shares of the Fund may be divided into classes and/or series and the Fund currently is authorized to offer Class A, Class B, Class C, Class L, Class M, Class R, Class X, New Class X and Class Z Shares;

WHEREAS, the Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is engaged in the business of selling shares of registered investment companies either directly or through other broker-dealers;

WHEREAS, the Fund and the Distributor wish to enter into an agreement with respect to the continuous offering of the Fund’s Class M and New Class X Shares (hereinafter referred to as the Shares) from and after the date hereof in order to promote the growth of the Fund and facilitate the distribution of its Shares;

WHEREAS, the Distributor and Prudential Investment Management Services LLC (PIMS) act as co-distributors for the Class M and New Class X shares; and

WHEREAS, the Fund has adopted a plan (or plans) of distribution pursuant to Rule 12b-1 under the Investment Company Act with respect to certain of its classes and/or series of Shares (the Plans) authorizing payments by the Fund to the Distributor with respect to the distribution of such classes and/or series of Shares and the maintenance of related shareholder accounts.

NOW, THEREFORE, the parties agree as follows:

Section 1.  Appointment of the Distributor

The Fund hereby appoints the Distributor as the principal underwriter and distributor of the Shares of the Fund to sell Shares to the public on behalf of the Fund and the Distributor hereby accepts such appointment and agrees to act hereunder.  The Fund hereby agrees during the term of this Agreement to sell Shares of the Fund through the Distributor on the terms and conditions set forth below.

Section 2.  Exclusive Nature of Duties

The Distributor and PIMS shall be the exclusive representative of the Fund to act as principal underwriter and distributor of the Fund’s Shares, except that:

2.1 The exclusive rights granted to the Distributor to sell Shares of the Fund shall not apply to Shares of the Fund issued in connection with the merger or consolidation of any other investment company or personal holding company with the Fund or the acquisition by purchase or otherwise of all (or substantially all) the assets or the outstanding shares of any such company by the Fund.

2.2 Such exclusive rights shall not apply to Shares issued by the Fund pursuant to reinvestment of dividends or capital gains distributions or through the exercise of any conversion feature or exchange privilege.

2.3 Such exclusive rights shall not apply to Shares issued by the Fund pursuant to the reinstatement privilege afforded redeeming shareholders.

2.4 Such exclusive rights shall not apply to purchases made through the Fund’s transfer and dividend disbursing agent in the manner set forth in the currently effective Prospectus of the Fund.  The term

“Prospectus” shall mean the Prospectus and Statement of Additional Information included as part of the Fund’s Registration Statement, as such Prospectus and Statement of Additional Information may be amended or supplemented from time to time, and the term “Registration Statement” shall mean the Registration Statement filed by the Fund with the Securities and Exchange Commission and effective under the Securities Act of 1933, as amended (the Securities Act), and the Investment Company Act, as such Registration Statement is amended from time to time.

Section 3.  Purchase of Shares from the Fund

3.1 The Distributor shall have the right to buy from the Fund on behalf of investors the Shares needed, but not more than the Shares needed (except for clerical errors in transmission) to fill unconditional orders for Shares placed with the Distributor by investors or registered and qualified securities dealers and other financial institutions (selected dealers).

3.2 The Shares shall be sold by the Distributor on behalf of the Fund and delivered by the Distributor or selected dealers, as described in Section 6.4 hereof, to investors at the offering price as set forth in the Prospectus.

3.3 The Fund shall have the right to suspend the sale of any or all classes and/or series of its Shares at times when (1) redemption is suspended pursuant to the conditions in Section 4.3 hereof or (2) the Fund’s officers in their judgment deem that such action is warranted for any reason, including, without limitation, due to market, economic or political conditions.  The Fund shall also have the right to suspend the sale of any or all classes and/or series of its Shares if a banking moratorium shall have been declared by federal or New Jersey authorities.

3.4 The Fund, or any agent of the Fund designated in writing by the Fund, shall be promptly advised of all purchase orders for Shares received by the Distributor.  Any order may be rejected by the Fund.  The Fund (or its agent) will confirm orders upon their receipt, will make appropriate book entries and upon receipt by the Fund (or its agent) of payment therefor, will deliver deposit receipts for such Shares pursuant to the instructions of the Distributor.  Payment shall be made to the Fund in New York Clearing House funds or federal funds.  The Distributor agrees to cause such payment and such instructions to be delivered promptly to the Fund (or its agent).

Section 4.  Repurchase or Redemption of Shares by the Fund

4.1 Any of the outstanding Shares may be tendered for redemption at any time, and the Fund agrees to repurchase or redeem the Shares so tendered in accordance with its Declaration of Trust as amended from time to time, and in accordance with the applicable provisions of the Prospectus.  The price to be paid to redeem or repurchase the Shares shall be equal to the net asset value determined as set forth in the Prospectus.  All payments by the Fund hereunder shall be made in the manner set forth in Section 4.2 below.

4.2 The Fund shall pay the total amount of the redemption price as defined in the above paragraph pursuant to the instructions of the Distributor on or before the seventh day subsequent to its having received the notice of redemption in proper form.  The proceeds of any redemption of Shares shall be paid by the Fund as follows:  (i) in the case of Shares subject to a contingent deferred sales charge, any applicable contingent deferred sales charge shall be paid to the Distributor, and the balance shall be paid to or for the account of the redeeming shareholder, in each case in accordance with applicable provisions of the Prospectus and (ii) in the case of all other Shares, proceeds shall be paid to or for the account of the redeeming shareholder, in each case in accordance with applicable provisions of the Prospectus.

4.3 Redemption of any class and/or series of Shares or payment may be suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on said Exchange is restricted, when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

Section 5.  Duties of the Fund

5.1 Subject to the possible suspension of the sale of Shares and ability to reject orders as provided herein, the Fund agrees to sell its Shares so long as it has Shares of the respective class and/or series available.

5.2 The Fund shall furnish the Distributor with copies of all information, financial statements and other papers which the Distributor may reasonably request for use in connection with the distribution of Shares, and this shall include one certified copy, upon request by the Distributor, of all financial statements prepared for the Fund by independent public accountants.  The Fund shall make available to the Distributor such number of copies of its Prospectus and annual and interim reports, as the Distributor shall reasonably request.

5.3 The Fund shall take, from time to time, but subject to the necessary approval of the Board and the shareholders, all necessary action to register a sufficient number of Shares under the Securities Act such that there will be available for sale such number of Shares as the Distributor reasonably may expect to sell.  The Fund agrees to file from time to time such amendments, reports and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, or necessary in order that there will be no omission to state a material fact in the Registration Statement which omission would make the statements therein misleading.

5.4 The Fund shall use its commercially reasonable best efforts to notify such states as the Distributor and the Fund may approve of its intention to sell any appropriate number of its Shares; provided that the Fund shall not be required to amend its Declaration of Trust or By-Laws to comply with the laws of any state, to maintain an office in any state, to change the terms of the offering of its Shares in any state from the terms set forth in its Registration Statement, to qualify as a foreign corporation in any state or to consent to service of process in any state other than with respect to claims arising out of the offering of its Shares.  Any such notification may be withheld, terminated or withdrawn by the Fund at any time in its discretion.  As provided in Section 9 hereof, the expense of notification and maintenance of notification shall be borne by the Fund.  The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such notifications.

Section 6.  Duties of the Distributor

6.1 The Distributor shall use its best efforts to effect sales of Shares, but shall not be obligated to sell any specific number of Shares.  Sales of the Shares shall be on the terms described in the Prospectus.  The Distributor may enter into like arrangements with other investment companies.  The Distributor shall compensate the selected dealers as set forth in the Prospectus.

6.2 In selling the Shares, the Distributor shall comply with the requirements of all federal and state laws relating to the sale of such securities.  Neither the Distributor nor any selected dealer nor any other person is authorized by the Fund to give any information or to make any representations, other than those contained in the Registration Statement or Prospectus and any sales literature approved by appropriate officers of the Fund.

6.3 The Distributor shall adopt and follow procedures for the prompt confirmation of sales to investors and selected dealers, the collection of amounts payable by investors and selected dealers on such sales and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of Securities Exchange Act Rule 10b-10 and the rules of the National Association of Securities Dealers, Inc. (NASD).

6.4 The Distributor shall have the right to enter into selected dealer agreements with registered and qualified securities dealers and other financial institutions of its choice for the sale of Shares, provided that the Fund shall approve the forms of such agreements.  Within the United States, the Distributor shall offer and sell Shares only to such selected dealers as are members in good standing of the NASD or are institutions exempt from registration under applicable federal securities laws.  Shares sold to selected dealers shall be for resale by such dealers only at the offering price determined as set forth in the Prospectus.

Section 7.  Payments to the Distributor

7.1 With respect to classes and/or series of Shares which impose a front-end sales charge, the Distributor shall receive and may retain any portion of any front-end sales charge which is imposed on such sales and not reallocated to selected dealers as set forth in the Prospectus, subject to the limitations of Rule 2830 of the Conduct Rules of the NASD.  Payment of these amounts to the Distributor is not contingent upon the adoption or continuation of any applicable Plans.

7.2 With respect to classes and/or series of Shares which impose a contingent deferred sales charge, the Distributor shall receive and may retain any contingent deferred sales charge which is imposed on such sales as set forth in the Prospectus, subject to the limitations of Rule 2830 of the Conduct Rules of the NASD.  Payment of these amounts to the Distributor is not contingent upon the adoption or continuation of any Plan.

Section 8.  Payment of the Distributor under the Plan

8.1 The Fund shall pay to the Distributor, as compensation for services under any Plans adopted by the Fund and this Agreement, a distribution and service fee with respect to the Fund’s classes and/or series of Shares as described in each of the Fund’s respective Plans and this Agreement.

8.2 So long as a Plan or any amendment thereto is in effect, the Distributor shall periodically, but no les often than monthly, inform the Board of the commissions and account servicing fees with respect to the relevant class and/or series of Shares to be paid by the Distributor to account executives of the Distributor and to broker-dealers, financial institutions and investment advisers which have dealer agreements with the Distributor.  So long as a Plan (or any amendment thereto) is in effect, at the request of the Board or any agent or representative of the Fund, the Distributor shall provide such additional information as may reasonably be requested concerning the activities of the Distributor hereunder and the costs incurred in performing such activities with respect to the relevant class and/or series of Shares.

Section 9.  Allocation of Expenses

The Fund shall bear all costs and expenses of the continuous offering of its Shares (except for those costs and expenses borne by the Distributor pursuant to a Plan and subject to the requirements of Rule 12b-1 under the Investment Company Act), including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of any required Registration Statements and/or Prospectuses under the Investment Company Act or the Securities Act, and all amendments and supplements thereto, and preparing and mailing annual and periodic reports and proxy materials to shareholders (including but not limited to the expense of setting in type any such Registration Statements, Prospectuses, annual or periodic reports or proxy materials).  The Fund shall also bear the cost of expenses of making notice filings for the Shares for sale, and, if necessary or advisable in connection therewith, of qualifying the Fund as a broker or dealer, in such states of the United States or other jurisdictions as shall be selected by the Fund and the Distributor pursuant to Section 5.4 hereof and the cost and expense payable to each such state for continuing notification therein until the Fund decides to discontinue such notification pursuant to Section 5.4 hereof.  As set forth in Section 8 above, the Fund shall also bear the expenses it assumes pursuant to any Plan, so long as such Plan is in effect.

Section 10.  Indemnification

10.1 The Fund agrees to indemnify, defend and hold the Distributor, its officers and directors and any person who controls the Distributor within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Distributor, its officers, members or any such controlling person may incur under the Securities Act, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished by the Distributor to the Fund for use in the Registration Statement or Prospectus; provided, however, that this indemnity agreement shall not inure to the benefit of any such officer, member or controlling person unless a court of competent jurisdiction shall determine in a final decision on the merits, that the person to be indemnified was not liable by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement (disabling conduct), or, in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnified person was not liable by reason of disabling conduct, by (a) a vote of a majority of a quorum of Trustees or Trustees who are neither “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The Fund’s agreement to indemnify the Distributor, its officers and members and any such controlling person as aforesaid is expressly conditioned upon the Fund’s being promptly notified of any action brought against the Distributor, its officers or members, or any such controlling person, such notification to be given by letter or telegram addressed to the Fund at its principal business office. The Fund will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability.   The Fund agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issue and sale of any Shares.

10.2 The Distributor agrees to indemnify, defend and hold the Fund, its officers and Trustees and any person who controls the Fund, if any, within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Fund, its officers and Trustees or any such controlling person may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its Trustees or officers or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished by the Distributor to the Fund for use in the Registration Statement or Prospectus or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading.  The Distributor’s agreement to indemnify the Fund, its officers and Trustees and any such controlling person as aforesaid, is expressly conditioned upon the Distributor’s being promptly notified of any action brought against the Fund, its officers and Trustees or any such controlling person, such notification being given to the Distributor at its principal business office.

Section 11.  Duration and Termination of this Agreement

11.1 This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date hereof and thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, and (b) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such parties and who have no direct or indirect financial interest in this Agreement or in the operation of any of the Fund’s Plans or in any agreement related thereto (Independent Trustees), cast in person at a meeting called for the purpose of voting upon such approval.

11.2 This Agreement may be terminated at any time, without the payment of any penalty, by a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, or by the Distributor, on sixty (60) days’ written notice to the other party.  This Agreement shall automatically terminate in the event of its assignment.

11.3 The terms “affiliated person,” “assignment,” “interested person” and “vote of a majority of the outstanding voting securities”, when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.

Section 12.  Amendments to this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, and (b) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

Section 13. Limitation of Liability

The Fund and the Distributor acknowledge and agree that all of the obligations of the Fund under this Agreement are binding only with respect to the Fund; that any liability of the Fund under this Agreement shall be discharged only out of the assets of the Fund; and that no other series of the Fund shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

Section 14.  Separate Agreement as to Classes and/or Series

The amendment or termination of this Agreement with respect to any class and/or series shall not result in the amendment or termination of this Agreement with respect to any other class and/or series unless explicitly so provided.

Section 15.  Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey as at the time in effect and the applicable provisions of the Investment Company Act.  To the extent that the applicable law of the State of New Jersey, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year above written.

American Skandia Marketing, Incorporated

By: ________________________________________
Robert F. Gunia
President

The Prudential World Fund, Inc., On Behalf of Dryden International Equity Fund

By: ________________________________________
Judy A. Rice
President

DLA Piper US LLP The Marbury Building 6225 Smith Avenue Baltimore, Maryland 21209-3600 T 410.580.3000 F 410.580.3001 W www.dlapiper.com

December 8, 2006

PRUDENTIAL WORLD FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Re:	Registration Statement on Form N-1/A

Ladies and Gentlemen:

We serve as special Maryland counsel to Prudential World Fund, Inc., a Maryland corporation (the “Company”), in connection with Post-Effective Amendment No. 43 to the Company’s Registration Statement on Form N-1/A (File Nos. 2-89725 and 811-03981 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), and the Investment Company Act of 1940, as amended, on December 8, 2006 relating to the issuance of shares of Class F Common Stock, $.01 par value per share (the “Class F Shares”), Class L Common Stock, $.01 par value per share (the “Class L Shares”), Class M Common Stock, $.01 par value per share (the “Class M Shares”), Class X Common Stock, $.01 par value per share (the “Class X Shares”), and New Class X Common Stock, $.01 par value per share (the “New Class X Shares” and, collectively with the Class L Shares, the Class M Shares and the Class X Shares, the “Shares”), of Dryden International Equity Fund, a series of shares of stock of the Company (the “Fund”). This opinion is being provided at your request in connection with the filing of the Registration Statement.

In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (collectively, the “Documents”):

1.             The Registration Statement, in the form in which it was transmitted to the Commission under the Act;

2.           The Articles Supplementary relating to the Shares, certified as of a recent date by the State Department of Assessments and Taxation of Maryland (the “SDAT”);

3.	The charter of the Company (the “Charter”), certified as of a recent date by the SDAT;

4.           The By-Laws of the Company, certified as of the date hereof by the Assistant Secretary of the Company;

5.           Resolutions adopted by the Board of Directors of the Company (the “Resolutions”) relating to the registration, sale and issuance of the Shares, certified as of the date hereof by the Assistant Secretary of the Company;

6.             A short-form certificate of the SDAT as to the good standing of the Company, dated as of the date hereof; and

7.             A certificate (the “Assistant Secretary’s Certificate”) executed by Claudia DiGiacomo, Assistant Secretary of the Company, dated as of the date hereof.

In expressing the opinion set forth below, we have assumed the following:

1.           Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

2.           Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized to do so.

3.           Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party's obligations set forth therein are legal, valid and binding.

4.           All Documents submitted to us as originals are authentic. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all such Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All statements and information contained in the Documents are true and complete. There has been no oral or written modification or amendment to the Documents, or waiver of any provision of the Documents, by action or omission of the parties or otherwise.

5.           The issuance of the Shares will not result in the Company issuing shares in excess of the number of shares of any class or series of the Company authorized by the Charter.

6.           The final versions of all Documents will conform in all material respects to the versions thereof submitted to us in draft form.

Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

1.           The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

2.             The Shares have been duly authorized and, when issued as contemplated by the Registration Statement and the Resolutions, will be validly issued, fully paid and non-assessable.

The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to compliance with the securities (or “blue sky”) laws of the State of Maryland. The opinion expressed herein is subject to the effect of judicial decisions which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.

We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

This opinion is being furnished to you for submission to the Commission as an exhibit to the Registration Statement.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of the name of our firm therein under the heading “Legal Matters”. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Act.

Very truly yours,

/s/ DLA Piper US LLP

Dryden International Equity Fund, a series of

THE PRUDENTIAL WORLD FUND, INC.

CLASS M SHARES

DISTRIBUTION PLAN

This Distribution Plan (the “Plan”) constitutes the written Distribution Plan for the Class M shares issued by Dryden International Equity Fund, a series of Prudential World Fund, Inc. a Maryland corporation (the “Fund”), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). During the effective term of this Plan, the Fund may incur expenses primarily intended to result in the sale of its Class M shares or to maintain or improve account services provided to holders of its Class M shares upon the terms and conditions hereinafter set forth:

Section 1.              The Fund is an open-end management investment Fund formed under the laws of the State of Maryland. The shares in the Fund may be issued in multiple classes.

Section 2.              This Plan initially will pertain to Class M Shares of the Fund.  Where used in this Plan, the term “Shares” or “Class M Shares” shall pertain only to Class M Shares of Fund.

Section 3.              In order to provide for the implementation of the payments provided for pursuant to this Plan, the Fund may enter into an Underwriting and Distribution Agreement (the “Agreement”) with American Skandia Marketing Incorporated (“ASMI”) and Prudential Investment Management Services LLC and each such successor of principal distributor (the Distributors) pursuant to which the Distributors will serve as the principal underwriter and general distributor of the Fund’s Class M Shares, and pursuant to which Fund may pay compensation to the Distributors for its services and to defray various costs incurred or paid by the Distributors in connection with the distribution of Class M Shares. Such Agreement, or any modification thereof, shall become effective with respect to Class M Shares of the Fund only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder as the same may be amended from time to time.

Section 4.              The Fund shall pay to the Distributors a distribution and service fee at the annual rate of 1.00% of the average net asset value of the outstanding Class M shares of the Fund, as determined at the close of each business day, half of which is intended as a fee (the “Service Fee”) for services provided by the Distributors to existing holders of Class M Shares. The fee payable hereunder is intended to compensate the Distributors for services provided and expenses incurred by it relating to the offering of the Class M Shares. Expenses may include, without limitation, payments by the Distributors to dealers, brokers, banks and other financial institutions (“Dealers”) with respect to services provided in connection with sales of Class M Shares and for maintaining or improving account services provided to Class M shareholders, all as set forth in the Fund’s registration statement as in effect from time to time; provided, however, that (i) payments made by the Distributors to any Dealer shall not exceed 1.00% of the Fund’s average daily net assets attributable to Class M Shares held in accounts of the Dealer and its customers; and (ii) no Service Fee shall be paid by the Distributors to any Dealer in respect of Class M Shares purchased at their net asset value with any applicable contingent deferred sales charge for a period of one year from the date of their purchase. The Distributors’ fee hereunder shall be payable in arrears for each calendar month within 5 days after the close of such calendar month or at such other intervals as the Board of Directors of the Fund (the “Board of Directors”) may determine. A majority of the Qualified Directors, as defined below, may, from time to time, reduce the amount of such payments or may suspend the operation of the Plan for such period or periods of time as they may determine. Amounts payable under the Plan shall be subject to the limitations of Rule 2830 of the Rules of Fair Conduct of the NASD, Inc. Amounts paid to the Distributors hereunder shall not be used to pay distribution expenses or service fees incurred with respect to any other class of shares of the Fund.

Section 5.              This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6.              The Distributors, and any other person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related Agreement shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7.              This Plan may be terminated as to Class M Shares of the Fund at any time by vote of a majority of the Qualified Directors or by shareholder vote in accordance with the Investment Company Act. In the event of such termination, the subject Fund shall cease to be Fund upon satisfaction of its outstanding obligations hereunder.

Section 8.              All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

a) that such agreement may be terminated with respect to Class M Shares of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by shareholder vote in accordance with the Investment Company Act on not more than 60 days’ written notice to any other party to the agreement; and

b) that such agreement shall terminate automatically in the event of its assignment.

Section 9.              This Plan may not be amended to increase materially the amounts payable by the Fund pursuant to Section 4 hereof without shareholder approval in accordance with the Investment Company Act and any material amendment to this Plan shall be approved by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on the amendment.

Amendments to this Plan other than material amendments of the kind referred to above may be adopted by a vote of the Board of Directors, including a majority of Qualified Directors. The Board of Directors, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.

Section 10.            As used in this Plan, (a) the term “Qualified Directors” shall mean those directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11.            While this Plan is in effect, the selection and nomination of the Qualified Directors shall be committed to the discretion of the Qualified Directors then in office.

Dated December 15, 2006.

Dryden International Equity Fund, a series of

PRUDENTIAL WORLD FUND, INC.

NEW CLASS X SHARES

DISTRIBUTION PLAN

This Distribution Plan (the “Plan”) constitutes the written Distribution Plan for the New Class X shares issued by Dryden International Equity Fund, a series of Prudential World Fund, Inc., a Maryland corporation (the “Fund”), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). During the effective term of this Plan, the Fund may incur expenses primarily intended to result in the sale of its New Class X shares or to maintain or improve account services provided to holders of its New Class X shares upon the terms and conditions hereinafter set forth:

Section 1.               The Fund is an open-end management investment company formed under the laws of the State of Maryland. The shares in the Fund may be issued in multiple classes.

Section 2.              This Plan initially will pertain to New Class X Shares of Fund. Where used in this Plan, the term “Shares” or “New Class X Shares” shall pertain only to New Class X Shares of a Fund.

Section 3.              In order to provide for the implementation of the payments provided for pursuant to this Plan, the Fund may enter into an Underwriting and Distribution Agreements (each an “Agreement”) with American Skandia Marketing, Incorporated (“ASMI”) and Prudential Investment Management Services LLC and each such successor principal distributor (the Distributors), pursuant to which the Distributors will serve as the principal underwriter and general distributor of the Fund’s New Class X Shares, and pursuant to which each Fund may pay compensation to the Distributors for their services and to defray various costs incurred or paid by the Distributors in connection with the distribution of New Class X Shares. Such Agreement, or any modification thereof, shall become effective with respect to New Class X Shares of any Fund only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder as the same may be amended from time to time. The Fund may enter into an underwriting and distribution agreement (the Agreement and any similar agreements, a “Distribution Agreement”) with any successor principal underwriter and general distributor of the Fund’s shares, including New Class X Shares.

Section 4.              The Fund shall pay to each Distributor, as compensation, its Allocable Portion (as hereinafter defined) of a distribution and service fee at the annual rate of 1.0% of the average net asset value of the New Class X Shares of the Fund which have been outstanding for ten years or less, as determined at the close of each business day, a quarter of which is intended as a fee (the “Service Fee”) for services provided by ASMI to existing holders of New Class X Shares. The fee payable to each Distributor hereunder is intended to compensate each Distributor for services provided and expenses incurred by it relating to the offering of the New Class X Shares. Expenses may include, without limitation, payments by each Distributor to dealers, brokers, banks and other financial institutions (“Dealers”) with respect to services provided in connection with sales of New Class X Shares and for maintaining and improving services provided to holders of New Class X shares, all as set forth in the Fund’s registration statement as in effect from time to time. Such payments may be paid by each Distributor to Dealers at a rate of up to .50% on an annual basis of the average net asset value for New Class X Shares that have been outstanding for at least seven years (and any New Class X Shares purchased through the reinvestment of dividends or capital gains) as determined at the close of each business day. Each Distributor’s fee hereunder shall be payable in arrears for each calendar month within 5 days after the close of such calendar month or at such other intervals as the Board of Directors of the Fund (the “Board of Directors”) may determine. A majority of the Qualified Directors, as defined below, may, from time to time, reduce the amount of such payments or may suspend the operation of the Plan for such period or periods of time as they may determine; provided, however, that the Board shall first eliminate the Service Fee before effecting any other reduction of payments hereunder. Amounts payable under the Plan shall be subject to the limitation of Rule 2830 of the Conduct Rules (or successor rules or regulations) of the NASD, Inc. (the “Conduct Rules”). Amounts paid to each Distributor hereunder shall not be used to pay distribution expenses or service fees incurred with respect to any other class of shares of the Fund.

Each Distribution Agreement between the Fund and the Distributors shall provide the following with respect to each Fund, each of which shall survive any termination or amendment of this Plan:

I)

Each Distributor will be deemed to have earned its Allocable Portion of the portion of the distribution and service fee with respect to services provided by Dealers in connection with sales of New Class X Shares, i.e., 0.75%, (the “Distribution Fee”) taken into account in determining such Distributors’ Allocable Portion on the settlement of each sale of a New Class X Share (the

Allocable Portion of the Distribution Fee thereafter arising from each such sale, the “Earned Distribution Fee”).

II)

The Fund’s obligation to pay each Distributor its Earned Distribution Fee in respect of each Fund’s issued and outstanding New Class X Shares shall not be terminated or modified (including without limitation by way of termination of this Plan or the applicable Distribution Agreement or by liquidation of the Fund) except: (a) to the extent required by a change in the Investment Company Act, Rule 12b-1 thereunder or the Conduct Rules after July 31, 2000, or (b) in the manner required by Section 9 for material amendments to this Plan or Section 7 for termination of this Plan so long as after the effective date of such modification or termination neither the Fund, any successor Fund or fund that acquires substantially all of the assets of the Fund nor any Fund sponsor or affiliate thereof pay, directly or indirectly, a fee or expense reimbursement for the provision of shareholder services to the holders of New Class X Shares then issued and outstanding or other class of shares of the Fund with a deferred sales charge which reasonably would be deemed to circumvent the Fund’s obligation to pay each Distributor its Earned Distribution Fee;

III

The Distributors may assign, sell or pledge (collectively “Transfer”) its rights to the Earned Distribution Fees and the Fund shall pay such fees to the assignee, purchaser or pledgee, or any subsequent assignee, purchaser or pledgee (collectively, the “Transferees”); provided, however, that any assignment is not an assignment of the Distribution Agreement for purposes of Section 8(b) of this Plan. The Distributors’ rights to the Earned Distribution Fees transferred by the Distributors to any assignee, purchaser or pledgee shall not be subject to offset, counterclaim or defense, including without limitation, any of the foregoing based on the bankruptcy of such Distributors; provided, however, that such provision shall not diminish or otherwise affect adversely the enforcement of the Fund’s rights under the relevant Distribution Agreement, or otherwise (except in respect of the Earned Distribution Fees so transferred), and its pursuit of assets which have not been subject to a Transfer; and

IV)

The Distributor may pay all or a portion of the distribution and service fee intended for services (the “Shareholder Servicing Fee”) to Dealers for providing shareholder services in connection to Shares, subject to the limitations in Section 4 herein. If, in lieu of paying a portion of the Shareholder Servicing Fee to a Dealer (or other third party) for providing shareholder services, the Distributors pay such Dealer (or third party) for the Dealer’s (or the third party’s) irrevocable and unconditional commitment to provide services as long as the Share is outstanding without further compensation from the Fund or any other person, the Distributors will be deemed to have earned its Allocable Portion of the Shareholder Servicing Fee thereafter arising (the “Earned Service Fee”) at the time such payment is made. Clauses (I), (II) and (III) of this paragraph equally apply to the Distributors’ Allocable Portion of the Earned Service Fee and the Earned Distribution Fee. Accordingly, references to “Earned Distribution Fees” in clauses (I), (II) and (III) of this paragraph shall include Earned Services Fees.

“Allocable Portion” for purposes of this Plan, means (1) if there is one Distributor, all Earned Distribution and Earned Servicing Fees; or (2) if there are two or more Distributors, the portion of the Earned Distribution Fee and Earned Servicing Fee allocated to a Distributor in accordance with any allocation procedures to which each Distributor shall agree and which accurately allocates the Earned Distribution and Earned Servicing Fees among all Distributors in proportion to the outstanding New Class X Shares attributable to their respective efforts.

Section 5.              This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6.             Each Distributor, ASMI, and any other person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related Agreement shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7.              This Plan may be terminated as to New Class X Shares of the Fund at any time by vote of the Board of Directors, including a majority of the Qualified Directors, or by shareholder vote in accordance with the Investment Company Act. In the event of such termination, the subject shall cease to be a Fund upon satisfaction of its outstanding obligations hereunder.

Section 8.              All agreements with any person relating to implementation of this Plan including the Distribution Agreement shall be in writing, and any agreement related to this Plan shall provide:

(a) that such agreement may be terminated with respect to New Class X Shares of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by shareholder vote in accordance with the Investment Company Act on not more than 60 days’ written notice to any other party to the agreement; and

(b) that such agreement shall terminate automatically in the event of its assignment.

Section 9.              This Plan may not be amended to increase materially the amounts payable by the Fund pursuant to Section 4 hereof without shareholder approval in accordance with the Investment Company Act and any material amendment to this Plan shall be approved by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on the amendment.

Amendments to this Plan, other than material amendments of the kind referred to above may be adopted by a vote of the Board of Directors, including a majority of Qualified Directors. The Board of Directors, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.

Section 10.            This Plan shall not operate to prohibit or limit in any way the exercise of the fiduciary duties of the directors of the Fund under the Investment Company Act or under applicable State law in respect to this Plan and payments by the Fund hereunder.

Section 11.            As used in this Plan (a) the term “Qualified Directors’ shall mean those Directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 12.            While this Plan is in effect, the selection and nomination of the Qualified Directors shall be committed to the discretion of the Qualified Directors than in office.

Dated December 15, 2006.